UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

Sharing Economy International Inc.

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34591

(Commission File Number)

90-0648920

 (IRS Employer Identification No.)

M03, 3/F, Eton Tower

8 Hysan Avenue, Causeway Bay

Hong Kong

(Address of principal executive offices)(Zip Code)

+852 35832186

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On May 22, 2020, Exelient PAC (“Exelient”), notified Sharing Economy International Inc., a Nevada corporation (the “Company”), that Exelient had resigned as the independent registered public accounting firm of the Company.

Exelient’s services performed were limited to (i) reviews of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2019 and September 30, 2019, and (ii) audit of consolidated balance sheets of the Company’s subsidiary, Peak Equity International Inc. (“Peak Equity International”) and subsidiaries as of December 31, 2018 and 2017, and the related consolidated statements of operations and comprehensive loss, consolidated statements of changes in stockholders’ deficit, and consolidated statements of cash flows for each of the years in the two-year period ended December 31, 2018, (iii) a review of Peak Equity International’s Condensed Consolidated Financial Statements for the Nine-Month Period Ended September 30, 2019 and 2018, and the Company’s Pro Forma Condensed Combined Balance Sheets as of September 30, 2019. Exelient did not provide any reports regarding the Company’s financial statements as of December 31, 2019 and 2018 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended.

During the subsequent interim period through the date of dismissal, the Company had no disagreement with Exelient on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Exelient a copy of the above disclosures and requested Exelient to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Exelient’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 22, 2020, the Company resolved to engage the independent registered public accounting firm of Audit Alliance LLP (“Audit Alliance”), the Company’s new independent registered public accountants, which appointment Audit Alliance has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of Audit Alliance, the Company has not consulted with Audit Alliance regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Exelient or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Exelient and therefore did not discuss any past disagreements with Audit Alliance.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from Exelient PAC dated May 22, 2020
16.2	Letter from Exelient PAC dated May 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharing Economy International Inc.

Date: May 28, 2020	By:	/s/ Jianhua Wu
		Name:	Jianhua Wu
		Title:	Chief Executive Officer

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